                                                                   EXHIBIT 10.25

 SCT
                                                              SOFTWARE LICENSE &
                                                              SERVICES AGREEMENT

SCT SOFTWARE & RESOURCE
 MANAGEMENT CORPORATION
4 Country View Road
Malvern, Pennsylvania 19355
FAX Number (610) 640-5181
("SCT")

and

AMERICAN EDUCATION CORPORATION
20 South Clark Street
Chicago, Illinois 60603
FAX Number (312) 201-1907
("Licensee" ), for and on behalf of itself and the Institutions


THIS AGREEMENT is made between SCT and Licensee as of the Effective Date. The parties agree as follows:

1. DEFINITIONS.
   ------------

   "Baseline" means the general release version of a Component System as updated
   ----------
to the particular time in question through both SCT's warranty services and SCT's Technical Currency Program, but without any other modification whatsoever.

   "Committed Services" means that quantity (if any) of services identified in
   -------------------
the Committed Services matrix in Exhibit I that Licensee is committing to obtain from SCT.

   "Component System" means any one of the computer software programs which is
   ------------------
identified in Exhibit I as a Component System, including all copies of Source Code (if provided), Object Code and all related specifications, documentation, technical information, and all corrections, modifications, additions, improvements and enhancements to and all Intellectual Property Rights for such Component System.

   "Confidential Information" means non-public information of a party to this
   -------------------------
Agreement. Confidential Information of SCT includes the Licensed Software, all software provided with the Licensed Software, and algorithms, methods, techniques and processes revealed by the Source Code of the Licensed Software and any software provided with the Licensed Software. Confidential Information does not include information that: (i) is or becomes known to the public without fault or breach of the Recipient; (ii) the Discloser regularly discloses to third parties without restriction on disclosure; or (iii) the Recipient obtains from a third party without restriction on disclosure and without breach of a non-disclosure obligation.

   "Delivery Address" means the Licensee shipping address set forth in Exhibit I
   ------------------
as the Delivery Address.

   "Delivery Date" means, for each Component System, the date Licensee first
   ---------------
receives that Component System at the Delivery Address.

   "Discloser" means the party providing its Confidential Information to the
   -----------
Recipient.

   Documented Defect" means a material deviation between the Baseline Component
   -----------------
System and its documentation, for which Documented Defect SCT has confirmed that Licensee has given SCT enough information for SCT to replicate the deviation on a computer configuration which is both comparable to the Equipment and is under SCT's control.

   "Effective Date" means the date identified on the signature page of this
   ----------------
Agreement as the Effective Date.

   "Equipment" means the hardware and systems software configuration identified
   -----------
in Exhibit I as the Equipment.

   "Exhibit I" means, collectively: (i) The schedule attached to this Agreement
   -----------
which is marked as "Exhibit I," including all attached Software Supplements; and
(ii) any schedule also marked as "Exhibit I" (also including any attached Software Supplements) that is attached to any amendment to this agreement.

   "Institutions" means each institution of higher educational institution that
   --------------
is controlled by, controlling and/or under common control with Licensee..

   "Intellectual Property Rights" means all patents, patent rights, patent
   ------------------------------
applications, copyrights, copyright registrations, trade secrets, trademarks and service marks and Confidential Information.

   "Licensed Software" means the Component Systems listed in Exhibit 1.
   -------------------

   "Licensee Employees" means: (i) Employees of Licensee and/or employees of any
   --------------------
Institution, in each instance, with a need to know; and (ii) third party consultants engaged by Licensee and/or any Institution who have a need to know, who have been pre-approved by SCT, and who, prior to obtaining access to the Licensed Software, have executed an SCT-approved non-disclosure agreement.

   "Object Code" means computer programs assembled, compiled, or converted to
   -------------
magnetic or electronic binary form on software media, which are readable and usable by computer equipment.

   "Recipient" means the party receiving Confidential Information of the
   -----------
Discloser.

   "Software Supplement" means, with respect to a Component System, the addendum
   ---------------------
provided as part of Exhibit I that contains additional terms, conditions, limitations and/or other information pertaining to that Component System. If any terms of a Software Supplement conflicts with any other terms of this Agreement, the terms of the Software Supplement will control.

   "Source Code" means computer programs written in higher-level programming
   -------------
languages, sometimes accompanied by English language comments and other programmer documentation.

2. RIGHT TO GRANT LICENSE AND OWNERSHIP.  SCT has the right to grant Licensee
   ------------------------------------
this license to use the Licensed Software. Except as otherwise indicated in a Software Supplement, SCT owns the Licensed Software.

3. LICENSE.  Subject to the terms and conditions of this Agreement, SCT grants
   -------
Licensee a perpetual, non-exclusive, non-transferable license to use and copy for use the Licensed Software on the Equipment within the United States of America and Canada for the non-commercial computing operations of Licensee and the Institutions. The computer readable media containing Source Code and Object Code for the Licensed Software may also contain Source Code and Object Code for Component Systems for which Licensee is not granted a license for use. Licensee may not make any use of any Source Code and/or Object Code for any such Component Systems for which Licensee is not expressly obtaining a license for use under this Agreement. Any rights no expressly granted in this Agreement are expressly reserved.

   (a) Source Code.  If Exhibit I to this Agreement does not otherwise provide
       -----------
that Licensee has a license to use Source Code for a particular Component System, then Licensee has no rights in or to the Source Code for that Component System. Only with respect to the Component Systems for which the Source Code is so licensed, Licensee has the right to compile, modify, improve and enhance the Licensed Software. Licensee will not disclose all or any part of the Source Code for the Licensed Software to any person except Licensee Employees who, before obtaining access to the Source Code, have been informed by Licensee in writing of the non-disclosure obligations imposed on both Licensee and such Licensee Employees under this Agreement.

   (b) Object Code.  Licensee has right to use the Licensed Software in Object
       -----------
Code form. Licensee also has the right to use the Licensed Software in Object Code form temporarily on another SCT-supported configuration, for disaster recovery of Licensee's computer operations.

   (c) Documentation.  Except as otherwise provided for in the applicable
       -------------
Software Supplement, Licensee can make a reasonable number of copies of the documentation for each Component System for its use in accordance with the terms of this Agreement.

   (d) Restrictions on Use of the Licensed Software.  Licensee is prohibited
       -----------------------------------
from causing or permitting the reverse engineering, disassembly or decompilation of the Licensed Software. Licensee is prohibited from using the Licensed Software to provide service bureau data processing services or to otherwise provide data processing services to third parties. Licensee will not allow the Licensed Software to be used by, or disclose all or any part of the Licensed Software to, any person except Licensee Employees. Without limiting the foregoing, Licensee is permitted to allow use of the input and/or output sensory displays of or from the Licensed Software by third parties on a strict "need to know" basis, and such use shall not be deemed a non-permitted disclosure of the Licensed Software. Licensee will not allow the Licensed Software, in whole or in part, to be exported outside of the United States of America and Canada, in any manner or by any means, without in each instance obtaining SCT's prior written consent (such consent which SCT will not unreasonably withhold or delay) and, if required, a validated export license from the Office of Export Administration within the U.S. Department of Commerce and such other appropriate United States Governmental authorities. Subject to and without limiting the foregoing, Licensee is permitted to use the Licensed Software for the benefit of any Institution located in Canada so long as Licensee has acquired, if required, a validated export license from the Office of Export Administration within the U.S. Department of Commerce and such other appropriate United States governmental authorities.

   (e) Intellectual Property Rights Notices.  Licensee is prohibited from
       ------------------------------------
removing or altering any of the Intellectual Property Rights notice(s) embedded in or that SCT otherwise provides with the Licensed Software. Licensee must reproduce the unaltered Intellectual Property Rights notice(s) in any full or partial copies that Licensee makes of the Licensed Software. License must reproduce the unaltered Intellectual Property Rights notice(s) in any full or partial copies that Licensee makes of the Licensed Software.

4. AVAILABLE SERVICES.
   ------------------

   (a) Implementation/Support/Training Services. SCT will provide Licensee with
       ----------------------------------------
implementation services for the Licensed Software at the fees provided in
Exhibit 1.

   (b) Consulting and Modification Services.  SCT can also provide Licensee with
       ------------------------------------
consulting and modification services for the Licensed Software. Fees for consulting and modification services are provided in Exhibit 1.

   (c) Committed Services.  SCT will provide Licensee with Committed Services
       ------------------
within the time period specified and for the fees set forth in Exhibit 1. Licensee must provide SCT with enough advanced notice to enable SCT to provide all Committed Services within the time period specified in Exhibit 1.

   (d) Workmanlike Skills.  SCT will render all services under this Agreement in
       ------------------
a professional and workmanlike manner. SCT will promptly replace any SCT personnel that are rendering services on-site at a Licensee facility if Licensee reasonably considers the personnel to be unacceptable and provides SCT with notice to that effect, provided that such replacement does not violate any law or governmental regulation applicable to such personnel replacement.

   (e) Conditions On Providing Services.  In each instance in which SCT is
       --------------------------------
providing Licensee with services, SCT and Licensee will develop a project plan that identifies each party's responsibilities for such services. The project plan will describe in detail the tentative schedule and the scope of services that SCT will provide. Licensee will establish the overall project direction, including assigning and managing the Licensee's project personnel team. Licensee must assign a project manager who will assume responsibility for management of the project. Licensee must ensure that the Equipment is operational, accessible and supported at the times agreed to by the parties in the project plan. While SCT is providing such services, Licensee must provide SCT with such facilities, equipment and support as are reasonably necessary for SCT to perform its obligations, including remote access to the Equipment. If the parties do not develop a project plan in any instance, SCT will nonetheless provide Licensee with services on an as-directed basis. In no such event, however, will SCT be required to provide Licensee with more than eighty (80) person-hours of services in any single calendar week.

   (f) Cancellation of Scheduled Services.  The parties agree that once Licensee
       ----------------------------------
and SCT have scheduled a specific time during which SCT will provide services under the terms of this Agreement, Licensee will be obligated to pay SCT for such services as if SCT had performed such services on the date scheduled, unless Licensee has notified SCT that Licensee would like to reschedule or cancel the provision of such services at least thirty (30) days prior to the date which SCT is scheduled to perform such services. Without limiting the foregoing, nothing in this Section 4(f) will act in any way to reduce Licensee's obligation to SCT in connection with any Committed Services.

5. DELIVERY.  Except as otherwise provide in Exhibit 1, SCT will deliver all
   --------
Component Systems to Licensee at the Delivery Address within thirty (30) days after the Effective Date.

6. PAYMENT AND TAXES.
   -----------------

   (a) Payment. Licensee will pay SCT as provided for in Exhibit 1. Licensee
       -------
will also reimburse SCT for actual travel and living expenses that SCT incurs in providing Licensee with services under this Agreement, with reimbursement to be on an as incurred basis. SCT will use reasonable efforts to limit travel and living expenses by using coach air fare, booked in advance when available, staying at hotels identified in advance by Licensee as offering Licensee's contractors a discounted rate, and sharing rental cars. Licensee will also reimburse SCT for all charges incurred in connection with accessing Equipment. Reimbursement is subject to any statutory reimbursement limitations imposed on Licensee contractors, and Licensee will provide SCT with a copy of such limitations before SCT incurs expenses. Licensee will pay each SCT invoice by no later than thirty (30) days after receipt. Late payments are subject to a late charge equal to the lesser of: (i) the prime lending rate established from time to time by Mellon Bank, N.A., Philadelphia, Pennsylvania plus three percent (3%); and (ii) the highest rate permitted by applicable law.

Notwithstanding the foregoing, however, and without limitation thereon, if in any Contract Year (that is, the period running from the Effective Date or any anniversary thereof to the date one year thereafter), the aggregate full-time enrollment equivalent ("FTE") of all Institutions (the "Aggregate FTE") should increase by more than ten percent (10%) above the Aggregate FTE over the preceding year ("Annual FTE Increase"), then, in such instance, Licensee shall pay SCT additional, incremental license fee(s) for the Licensed Software (and in connection with the Technical Currency Agreement [entered into between the parties on or about the Effective Date], additional Technical Currency fees for the Licensed Software, with such additional license fees and Technical Currency Fees being hereinafter referred to as "Incremental Licensed Software Fees") For such Annual FTE Increase Such Incremental Licensed Software Fees will be based upon SCT's then-current published list price license fees and Technical Currency fees for the Licensed Software, will be calculated by taking: (a) The SCT then-current Licensed Software license fee(s) for higher educational institutions comparable in enrollment size to the Aggregate FTE; and crediting against such amount (b) the Licensed Software license fee (s) (and in connection with the Technical Currency Agreement, Technical Currency fees) actually paid by Licensee to SCT under this Agreement. However, Licensee will not be required to remit any such Incremental Licensed Software Fees until and unless the Aggregate FTE exceeds 4,000 (the " FTE Threshold")

By way of examples and not limitation, if, for a given Contract Year, the Aggregate FTE were 3,000, and in the immediately following Contract Year, the Aggregate FTE increased by 33.3%, then notwithstanding such Annual FTE Increase, Licensee would not be required to remit any Incremental Licensed Software Fees to SCT, since the Aggregate FTE resulting from such Annual FTE Increase (i.e., 3,999) would be less than the FTE Threshold. However, if the Aggregate FTE had instead increased by 50%, meaning that the Aggregate FTE were instead 4,500, then, in such instance, Licensee would be required to pay Incremental Licensed Software Fees to SCT for 500 FTE. If in the following Contract Year, the Aggregate FTE increased to 4,949, Licensee would not be required to remit any Incremental Licensed Software Fees to SCT for such 449 Annual Increase, since such FTE increase would be less than 10% of the Aggregate FTE (4,500) from the preceding Contract Year.

   (b) Taxes.  Licensee is responsible for paying all taxes (except for taxes
       -----
based on SCT's net income or capital stock) relating to this Agreement, the Licensed Software, any services provided or payments made under this Agreement. Applicable tax amounts (if any) are NOT included in the fees set forth in this Agreement. If Licensee is exempt from the payment of any such taxes, Licensee must provide SCT with a valid tax exemption certificate; otherwise, absent proof of Licensee's direct payment of such tax amounts to the applicable taxing authority, SCT will invoice Licensee for and Licensee will pay to SCT all such tax amounts.

7. LIMITED WARRANTY, DISCLAIMER OF WARRANTY AND ELECTION OF REMEDIES.
   ------------------------------------------------------------------

   (a)  Limited Software Warranty by SCT and Remedy For Breach. For each
        ------------------------------------------------------
Component System, SCT warrants to Licensee that, for period of twelve (12) months after the Delivery Date, the Baseline Component System, as used by Licensee on the Equipment for the non-commercial computing operations of Licensee and the Institutions, will operatewithout Documented Defects. For each Documented Defect, SCT, as soon as reasonably practible and in any event, in a manner considered timely in the information technology industry, based on the nature and severity of the Documented Defect) and at its own expense, will provide Licensee with an avoidance procedure for or a correction of the Documented Defect. If, despite its reasonable efforts, SCT is unable to provide Licensee with an avoidance procedure for or a correction of a Documented Defect, then, subject to the limitations set forth in Section 16 of this Agreement, Licensee, at its election: (i) may pursue its remedy at law to recover direct damages resulting from the breach of this limited warranty; or (ii) may return the nonconforming Component System and receive a refund from SCT of the license fee paid to SCT by Licensee for the returned Component System. These remedies are exclusive and are in lieu of all other remedies, and SCT's sole obligations for breach of this limited warranty are contained in this Section 7(a).

   (b)  Disclaimer of Warranty. The limited warranty in Section 7(a) is made to
        ----------------------
Licensee exclusively and is in lieu of all other warranties. SCT MAKES NO OTHER WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, WITH REGARD TO ANY SERVICES PROVIDED UNDER THIS AGREEMENT AND/OR THE LICENSED SOFTWARE, IN WHOLE OR IN PART. SCT EXPLICITLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE. SCT EXPRESSLY DOES NOT WARRANT THAT THE LICENSED SOFTWARE, IN WHOLE OR IN PART, WILL BE ERROR FREE, WILL OPERATE WITHOUT INTERRUPTION OR WILL BE COMPATIBLE WITH ANY HARDWARE OR SOFTWARE OTHER THAN THE EQUIPMENT. LICENSEE WAIVES ANY CLAIM THAT THE LIMITED WARRANTY SET FORTH IN SECTION 7(A) OR THE REMEDY FOR BREACH OF SUCH LIMITED WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

   (c)  Abrogation of Limited Warranty.  The limited warranty in Section 7(a)
        ------------------------------
will be null and void if: (i) anyone (including Licensee) other than SCT modifies the Baseline Component System; or (ii) Licensee does not implement changes that SCT provides to correct or improve the Baseline Component System. If despite any modification of the Component System, SCT can replicate the reported problem in the Baseline Component System as if the problem were a Documented Defect, then SCT will nonetheless provide Licensee with an avoidance procedure for or A correction of that reported problem for use in the Baseline Component System as though the reported problem were a Documented Defect.

   (D)  FAILURE OF ESSENTIAL PURPOSE. THE PARTIES HAVE AGREED THAT THE
        ----------------------------
LIMITATIONS SPECIFIED IN SECTIONS 7 AND 16 WILL SURVIVE AND APPLY EVEN IF ANY

LIMITED REMEDY SPECIFIED IN THIS AGREEMENT IS FOUND TO HAVE FAILED OF ITS ESSENTIAL PURPOSE, AND REGARDLESS OF WHETHER LICENSEE HAS ACCEPTED ANY LICENSED SOFTWARE OR SERVICE UNDER THIS AGREEMENT.

8.   CONFIDENTIAL INFORMATION.  Except as otherwise permitted under this
     ------------------------
Agreement, the Recipient will not knowingly disclose to any third party, or make any use of the Discloser's Confidential Information. The Recipient will use at least the same standard of care to maintain the confidentiality of the Discloser's Confidential Information that it uses to maintain the confidentiality of its own Confidential Information of equal importance. Except in connection with the Licensed Software and any software provided with the Licensed Software, the non-disclosure and non-use obligations of this Agreement will remain in full force with respect to each item of Confidential Information for a period of ten (10) years after Recipient's receipt of that item. However, Licensee's obligations to maintain both the Licensed Software and any software provided with the Licensed Software as confidential will survive in perpetuity.

9.   INDEMNITY BY SCT. SCT will defend, indemnify and hold Licensee harmless
     ----------------
from and against any loss, cost and expense that Licensee incurs because of a claim that use of a Baseline Component System infringes any United States copyright of others. SCT's obligations under this indemnification are expressly conditioned on the following: (i) Licensee must promptly notify SCT of any such claim; (ii) Licensee must in writing grant SCT sole control of the defense of any such claim and of all negotiations for its settlement or compromise (if Licensee chooses to represent its own interests in any such action, Licensee may do so at its own expense, but such representation must not prejudice SCT's right to control the defense of the claim and negotiate its settlement or compromise);
(iii) Licensee must cooperate with SCT to facilitate the settlement or defense of the claim; (iv) the claim must not arise from modifications or (with the express exception of the other Component Systems and third party hardware and software specified by SCT in writing as necessary for use with the Licensed Software) from the use or combination of products provided by SCT with items provided by Licensee or others. If any Component System is, or in SCT's opinion is likely to become, the subject of a United States copyright infringement claim, then SCT, at its sole option and expense, will either: (A) obtain for Licensee the right to continue using the Component System under the terms of this Agreement; (B) replace the Component System with products that are substantially equivalent in function, or modify the Component System so that it becomes non-infringing and substantially equivalent in function; or (C) refund to Licensee the portion of the license fee paid to SCT for the Component System(s) giving rise to the infringement claim, less a charge for use by Licensee based on straight line depreciation assuring a useful life of five (5) years. THE FOREGOING IS SCT'S EXCLUSIVE OBLIGATION WITH RESPECT TO INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

10.  TERM AND TERMINATION.
     --------------------

     (a) Right of Termination.  A party has the right to terminate this
         --------------------
Agreement if the other party breaches a material provision of this Agreement. Either party has the right to terminate this Agreement at any time while an event or condition giving rise to the right of termination exists. To terminate this Agreement, the party seeking termination must give the other party notice that describes the event or condition of termination in reasonable detail. From the date of its receipt of that notice, the other party will have thirty (30) days to cure the breach to the reasonable satisfaction of the party desiring termination. If the event or condition giving rise to the right of termination is not cured within that period, this Agreement will automatically be deemed terminated at the end of that period. However, notice to SCT of a suspected Documented Defect will not constitute a notice of termination of this Agreement.

     (b) Effect of Termination.  Upon termination of this Agreement by either
         ---------------------
party, Licensee will promptly return to SCT or (at SCT's request) will destroy all copies of the Licensed Software, and will certify to SCT in writing, over the signature of a duly authorized representative of Licensee, that it has done so.

     (c) Survival of Obligations.  All obligations relating to non-use and non-
         -----------------------
disclosure of Confidential Information and indemnity will survive termination of this Agreement.

     (d) Termination Without Prejudice to Other Rights and Remedies.
         -------------------------------------- -------------------
Termination of this Agreement will be without prejudice to the terminating party's other rights and remedies pursuant to this Agreement.

11.  NOTICES.  All notices and other communications required or permitted under
     -------
this Agreement must be in writing and will be deemed given when: Delivered personally; sent by United States registered or certified mail, return receipt requested; transmitted by facsimile confirmed by United States first class mail; or sent by overnight courier. Notices must be sent to a party at its address shown on the first page of this Agreement, or to such other place as the party may subsequently designate for its receipt of notices. Licensee must promptly send copies of any notice of material breach and/or termination of the Agreement to SCT's General Counsel at 4 Country View Road, Malvern, PA 19355, FAX number
(610) 725-7457, or to such other place as SCT may subsequently designate for its receipt of notices.

12.  FORCE MAJEURE.  Neither party will be liable to the other for any failure
     -------------
or delay in performance under this Agreement due to circumstances beyond its reasonable control, including Acts of God, acts of war, accident, labor disruption, acts, omissions and defaults of third parties and official, governmental and judicial action not the fault of the party failing or delaying in performance.

13.  ASSIGNMENT.  Neither party may assign any of its rights or obligations
     ----------
under this Agreement, and any attempt at such assignment will be void without the prior written consent of the other party. For purposes of this Agreement, "assignment" shall include use of the Licensed Software for benefit of any third party to a merger, acquisition and/or other consolidation by, with or of Licensee, including any new or surviving entity that results from such merger, acquisition and/or other consolidation. Notwithstanding the growth provisions allowed Licensee as per paragraph 6(a). However, the following shall not be considered "assignments" for purposes of this Agreement SCT's assignment of this Agreement or of any SCT rights under this Agreement to SCT's successor by merger or consolidation or to any person or entity that acquires all or substantially all of its capital stock or assets; and SCT's assignment of this Agreement to any person or entity to which SCT transfers any of its rights in the Licensed Software.

14.  NO WAIVER. A party's failure to enforce its rights with respect to any
     ---------
single or continuing breach of this Agreement will not act as a waiver of the right of that party to later enforce any such rights or to enforce any other or any subsequent breach.

15.  CHOICE OF LAW; SEVERABILITY.  This Agreement will be governed by and
     ---------------------------
construed under the laws of the U.S. state or U.S. territory in which the Delivery Address is physically situated, as applicable to agreements executed and wholly performed therein, but without regard to the choice of law provisions thereof. If any provision of this Agreement is illegal or unenforce-able, it will be deemed stricken from the Agreement and the remaining provisions of the Agreement will remain in full force and effect.

15A. For as long as Licensee shall utilize the component system in the conduct of its business, SCT shall maintain at its own expense, minimally between the hours of 9:00 a.m. to 7:00 p.m. Central Standard Time, Monday through Friday, a competently staffed help desk with telephone or Internet access to timely respond to reasonable requests of Licensee for assistance.

16.  LIMITATIONS OF LIABILITY.
     ------------------------

     (A) LIMITED LIABILITY OF SCT.  SCT'S  LIABILITY IN CONNECTION WITH THE
         ------------------------
LICENSED SOFTWARE, ANY SERVICES, THIS LICENSE OR ANY OTHER MATTER RELATING TO THIS AGREEMENT WILL NOT EXCEED THE FEE THAT LICENSEE ACTUALLY PAID TO SCT (OR, IF NO DISCRETE FEE IS IDENTIFIED IN EXHIBIT 1, THE FEE REASONABLY ASCRIBED BY
SCT) FOR THE COMPONENT SYSTEM OR SERVICES GIVING RISE TO THE LIABILITY.

     (B) EXCLUSION OF DAMAGES.  REGARDLESS WHETHER ANY REMEDY SET FORTH HEREIN
         --------------------
FAILS OF ITS ESSENTIAL PURPOSE OR OTHERWISE, IN NO EVENT WILL SCT BE LIABLE TO LICENSEE FOR ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT SCT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

     (C) BASIS OF THE BARGAIN.  LICENSEE ACKNOWLEDGES THAT SCT HAS SET ITS FEES
         --------------------
AND ENTERED INTO THIS AGREEMENT IN RELIANCE UPON THE LIMITATIONS OF LIABILITY AND THE DISCLAIMERS OF WARRANTIES AND DAMAGES SET FORTH IN THIS AGREEMENT, AND THAT THE SAME FORM AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES.

17.  ENTIRE AGREEMENT.  This Agreement contains the entire understanding of the
     ----------------
parties with respect to its subject matter, and supersedes and extinguishes all prior oral and written communications between the parties about its subject matter. Any purchase order or similar document which may be issued by Licensee in connection with this Agreement does not modify this Agreement. No modification of this Agreement will be effective unless it is in writing, is signed by each party, and expressly provides that it amends this Agreement.

THE PARTIES have executed this Agreement through the signatures of their respective authorized representatives.


Effective Date: March 31, 1998

          SCT                                LICENSEE

By:__________________________________    By:   /s/ Michael L. Markovitz
                                            ------------------------------------
                                                Michael L. Markovitz
_____________________________________    ---------------------------------------
 (Printed Name and Title of Signatory)     (Printed Name and Title of Signatory)
        SCT EDUCATION SYSTEMS
    4 COUNTY VIEW ROAD, MALVERN, PA

SCT
                                                                       EXHIBIT 1
                                                                   (PAGE 1 OF 3)

Licensee:         American Education Corporation, for and on behalf of itself
                  -----------------------------------------------------------
                  and the Institutions
                  --------------------

Delivery Address: 20 South Clark Street, Chicago, IL 60603
                  ----------------------------------------

EQUIPMENT:  Host(s) or client server configuration(s) and/or combinations of
---------
host(s) and client server configuration(s) within the United States of America for which SCT supports the Licensed Software. Licensee acknowledges that certain Component Systems of the Licensed Software may require specific host or client configurations. Licensee, as soon as reasonably practicable, shall provide a detailed written description of the Equipment so that SCT can confirm that it is a configuration on which SCT supports use of the Licensed Software. SCT will then advise Licensee whether SCT supports or does not support use of the Licensed Software on the proposed configuration. If SCT does not support use of the Licensed Software on the proposed configuration, Licensee must propose a new configuration until SCT does confirm that it supports use of the Licensed Software on the proposed configuration. Without limiting the foregoing, as of the Effective Date, SCT approves for use as the Equipment" the configuration described in Attachment A to this Exhibit 1.

NOTICE:    To use any of the Licensed Software, Licensee must also obtain,
-------
install on the Equipment and maintain SCT-supported versions of certain Oracle Corporation database software products and certain software/hardware peripherals. By this notice, SCT is advising Licensee that Licensee should consult with its SCT Professional Services representative to obtain a written listing of such necessary Oracle Corporation database software products and software/hardware peripherals.

TABLE 1: LICENSED SOFTWARE:
------------------------------------------------------------------------------------------------
Component System                          Source Code            Software Suppl't         Fee
                                           Licensed?
                                            (yes/no)
------------------------------------------------------------------------------------------------
Banner2000 Student                             Yes                   None               $117,700
------------------------------------------------------------------------------------------------
EDI.Smart (one (1) licensed copy)              No       EDI.Smart Software Supplement   Included
------------------------------------------------------------------------------------------------
Database Software - Limited Use (See           No       Oracle Software Supplement -    $ 47,273
 the Database Software detail Table                              Limited Use
 below) Operating System:  OPENVMS
------------------------------------------------------------------------------------------------
Database Software, consisting of Oracle        No       Oracle Web Application Server   Included
 Web Application Server - Advanced                        Advanced Edition Software
 Edition - Full Use* (See the database                      Supplement - Full Use
 Software Detail Table below)
------------------------------------------------------------------------------------------------
TOTAL FEE:                                                                              $164,973
------------------------------------------------------------------------------------------------

* Use of this product is limited to use on two (2) processors of the equipment which is operating under either a UNIX or Windows NT operating system for which SCT supports the product

                 (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

*PAYMENT TERMS
--------------

PAYMENT OF $164,973 DUE AS FOLLOWS: 50% DOWN PAYMENT UPON RECEIPT OF INVOICE. 50% UPON RECEIPT OF INVOICE DATED JUNE 30, 1998.

SCT
                                                                       EXHIBIT I
                                                                   (PAGE 2 OF 3)

Licensee:       American Education Corporation, for and on behalf of itself and
                ---------------------------------------------------------------
                the Institutions
                ----------------

TABLE 2: DATABASE SOFTWARE DETAIL TABLE
-----------------------------------------------------------------------------------------------------
                                           ORACLE SOFTWARE
                                     CLIENT/SERVER CONFIGURATION
-----------------------------------------------------------------------------------------------------
          REQUIRED ORACLE PRODUCTS            LICENSED FOR   LICENSED FOR             NOTES
   (INCLUDED IN ORACLE SOFTWARE PRICING)          HOST           HOST
                                              CONFIGURATION  CONFIGURATION
-----------------------------------------------------------------------------------------------------
Oracle7 Server (including Networking Kit,           X                         The license is for 42
Distributed Option, Advanced Replication                                      concurrent users.
Option, Parallel Query Option,
MultiProtocol Interchange, Oracle Call
Interface, ODBC Driver, Web Listener,
Web Agent, Objects for OLE, Bitmap
Indexing, Enterprise Manager, Enterprise
Backup Utility and SQL*Net with all
Protocol Drivers.)
-----------------------------------------------------------------------------------------------------
Developer/200 (Including Oracle Forms,                             X          The license is for 2
Oracle Reports, Oracle Graphics,                                              named developers and 40
SQL*Plus, Procedure Builder,                                                  concurrent deployment
Discoverer/2000 and SQL*Net with                                              users.
Protocol Driver)
                                                                              SQL*Plus, Procedure
                                                                              Builder, and Discoverer/
                                                                              2000 are licensed for
                                                                              developers only
-----------------------------------------------------------------------------------------------------
Programmer/2000 (Including Oracle                   X                         The license is for 2
Precompilers, Oracle Objects for OLE, and                                     named developers and 40
Oracle Call Interface)                                                        concurrent deployment
                                                                              users
-----------------------------------------------------------------------------------------------------
                                             ORACLE SOFTWARE
                                     BROWSER/WEBSERVER CONFIGURATION
-----------------------------------------------------------------------------------------------------
REQUIRED ORACLE PRODUCTS                      LICENSED FOR   LICENSED FOR             NOTES
INCLUDED IN ORACLE SOFTWARE PRICING)              HOST           HOST
                                              CONFIGURATION  CONFIGURATION
-----------------------------------------------------------------------------------------------------
Developer/2000 with Developer/2000                  X                        The license is for 1
Server (including Web Cartridge                                              named developer and 40
                                                                             concurrent deployment
                                                                             users connected by the
                                                                             browser to a webserver
                                                                             with 2 to 5 processors.
-----------------------------------------------------------------------------------------------------
Oracle Web Application Server - Advanced            X                        The license is for 2
Edition                                                                      processors.
-----------------------------------------------------------------------------------------------------

SCT
                                                                       EXHIBIT I
                                                                   (PAGE 2 OF 3)
Licensee:   American Education Corporation, for and on behalf of itself and the
            -------------------------------------------------------------------
            Institutions
            ------------

TABLE 3:   IMPLEMENTATION/SUPPORT/TRAINING SERVICES:
-------------------------------------------------------------------------------------------
   DESCRIPTION               SERVICE PERIOD (36     RATE (REMAINS IN EFFECT    FEE
                              MONTHS FOLLOWING             THROUGHOUT
                               EFFECTIVE DATE           "SERVICE PERIOD"
-------------------------------------------------------------------------------------------
    Banner200                1,120 person-hours        $140/person-hour       $156,800
implementation/support/
   training services
-------------------------------------------------------------------------------------------
  Database Software          Twenty-one (21) session-     $400/person/        $  8,400
                             days at SCT's Education      session/day
                              Center (one Licensee
                               attendee may attend
                                  session day)
-------------------------------------------------------------------------------------------
TOTAL:                                                                        $165,200
-------------------------------------------------------------------------------------------

*PAYMENT:   For the Component Systems set forth in this Exhibit 1, Licensee will
--------
pay SCT the "TOTAL FEE" provided for in Table 1. SCT will invoice Licensee for all services and applicable charges on a monthly basis, as SCT renders the services or Licensee incurs the charges, as applicable.

DELIVERY:   Each of the Component Systems identified above shall be delivered within thirty (30) days following the Effective Date.

NUMBER OF SOFTWARE SUPPLEMENTS ATTACHED: 3
                                         -


          SCT                                   LICENSEE
By:                                      By:    /s/ Michael L. Markovitz
   ______________________________           -----------------------------------
                                                Michael L. Markovitz
                                            -----------------------------------
      (Printed Name of Signatory)               (Printed Name of Signatory)

Title:                                   Title:  Chairman
      ___________________________             ---------------------------------

        SCT EDUCATION SYSTEMS
         4 COUNTY VIEW ROAD
            MALVERN, PA

SCT

                                                       ATTACHMENT A TO EXHIBIT I

                   BANNER 2000 SUPPORTED HARDWARE PLATFORMS

   A complete list of currently supported hardware environments is shown below.

-------------------------------------------------------------------------------
                        Banner20000-Supported Platforms
-------------------------------------------------------------------------------
       Hardware                                         Operating System(s)
-------------------------------------------------------------------------------
  Data General (Intel)                                       DG-UX
-------------------------------------------------------------------------------
       DEC Alpha                                       OPEN-VMS and DEC UNIX
-------------------------------------------------------------------------------
          HP                                                 HP-UX
-------------------------------------------------------------------------------
         IBM                                                  AIX
-------------------------------------------------------------------------------
      Intel-Based                                              NT
-------------------------------------------------------------------------------
        Sequent                                             DYNIX/ptx
-------------------------------------------------------------------------------
          Sun                                                Solaris
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Banner2OOO also supports multiple client environments in a client/server configuration, including Microsoft Windows, Windows NT, Windows 95, and Macintosh.

MicroFocus COBOL is required on UNIX platforms where it is available (DG-UX, HP-UX, IBM-AIX, ULTRIX, DYNIX/ptx, UNIX V Release 4). In addition, vendor-supplied COBOL is required for DE/VMS, SUN, and AIX. A " C" compiler is required.

SCT
                                                   EDI.SMART SOFTWARE SUPPLEMENT

1. Additional Definitions.
   ----------------------

   (a)    " EDI.Smart Software" means the Component System consisting of the
          --------------------
software identified below:

          . Document Management Software (includes trading partner management and recipient database);

          .    Transaction Set Modules;

          . Transaction Sets for Transcript Management, consisting of TS 130 Transcript, TS 131 Transcript Acknowledgment, TS 997 - Functional Acknowledgment and TS 190 - Enrollment Verification; together with certain other tangible and intangible components.

     2.   Ownership.  Certain segments of the EDI.Smart Software are owned by
          ---------
third parties that have authorized SCT to grant Licensee a right of use therefor.

     3.   Restrictions on Use of EDI.Smart Software.  Licensee's use of the
          -----------------------------------------
EDI.Smart Software is subject to the following additional terms and conditions:

     (a) Each licensed copy of the EDI.Smart System shall not be used on more than one (1) Windows-based personal computer.

SCT
                                                      ORACLE SOFTWARE SUPPLEMENT
                                                                     LIMITED USE

1.  Additional Definitions.  "Database Software" means those Component Systems
    ----------
of Oracle Corporation ("Oracle") identified in Exhibit I of the Agreement under the heading " Database Software."

2.  Ownership.  Oracle owns the Database Software.
    ---------

3.  Restrictions on Use of Database Software.  Licensee's use of the Database
    ----------------------------------------
Software is subject to the following additional terms and conditions:

    (a) Licensee has the right to use the Database Software only in Object Code form, only on the designated Equipment at the Location, and only for Licensee's internal data processing;

    (b) Licensee is prohibited from transfer or duplicating the Database Software except and for temporary transfer in the event of Equipment malfunction and in order to make a single backup or archival copy of the Database Software;

    (c) Licensee is prohibited from assigning its license to use the Database Software in whole or in part and is prohibited from making the Database Software available in any timesharing or rental arrangement, in whole or in part;

    (d) Licensee agrees not to use the Database Software for any purpose except within the scope of the Licensed Software owned by SCT, in accordance with the restrictions set forth in the Agreement. Licensee may use the Database Software to customize the Licensed Software owned by SCT as required, including changing forms through the use of SQL*Forms and creating and altering tables that the Licensed Software uses. Licensee shall not use the Database Software to expand the Licensed Software beyond the scope provided and supported by SCT;

    (e) Licensee is prohibited from causing or permitting the reverse engineering, disassembly or decompilation of the Database Software, in whole or in part;

    (f) Licensee acknowledges that the Database Software is proprietary to Oracle and is supplied by SCT under license from Oracle. Title to the Database Software shall at all times remain vested in Oracle or its designated successor. Except for the right of use that is expressly provided to Licensee under the Agreement, no right, title or interest in or to the Database Software is granted to Licensee;

    (g) Licensee agrees that Oracle shall not be liable for any damages, whether direct, indirect, incidental, special, or consequential, arising from the Licensee's use of the Database Software or related materials;

    (h) At the termination of the Agreement for any cause whatsoever, Licensee shall discontinue its use of the Database Software and shall deliver the Database Software, including all archival or other copies of the Database Software, to SCT in accordance with the applicable provisions of the Agreement and shall forfeit all rights to use the Database Software in any way;

    (i) Licensee is prohibited from publishing any result of any benchmark tests which compare the Database Software to other database software programs;

    (j) Except as provided for in Section 3(d) of the Agreement, Licensee is prohibited from exporting or permitting the export of all or any part of the Database Software outside the United States of America, in any manner or by any means;

    (k) Licensee acknowledges and agrees that Oracle is a third party beneficiary of this Agreement;

    (l) Licensee acknowledges and understands that the Database Software is not specifically developed or licensed for use in any nuclear, aviation, mass transit or medical application or in any other inherently dangerous application.

SCT
                                  ORACLE WEB APPLICATION SERVER ADVANCED EDITION
                                                             SOFTWARE SUPPLEMENT
                                                                        FULL USE

      1.    Additional Definitions.   " Database Software" means those Component
            ----------------------
Systems of Oracle Corporation ("Oracle") identified in Exhibit 1 of the Agreement under the heading "Database Software."

      2.    Ownership.  Oracle owns the Database Software.
            ---------

      3.    Restrictions on Use of Database Software.  Licensee's use of the
            ----------------------------------------
Database Software is subject to the following additional terms and conditions:

      (a) Licensee has the right to use the Database Software only in Object Code form, only on the designated Equipment at the Location, and only for Licensee's internal data processing;

      (b) Licensee is prohibited from transfer or duplicating the Database Software except and for temporary transfer in the event of Equipment malfunction and in order to make a single backup or archival copy of the Database Software;

      (c) Licensee is prohibited from assigning its license to use the Database Software in whole or in part and is prohibited from making the Database Software available in any timesharing or rental arrangement, in whole or in part;

      (d) Licensee is prohibited from causing or permitting the reverse engineering, disassembly or decompilation of the Database Software, in whole or in part;

      (e) Licensee acknowledges that the Database Software is proprietary to Oracle and is supplied by SCT under license from Oracle. Title to the Database Software shall at all times remain vested in Oracle or its designated successor. Except for the right of use that is expressly provided to Licensee under the Agreement, no right, title or interest in or to the Database Software is granted to Licensee;

      (f) Licensee agrees that Oracle shall not be liable for any damages, whether direct, indirect, incidental, special, or consequential, arising from the Licensee's use of the Database Software or related materials;

      (g) At the termination of the Agreement for any cause whatsoever, Licensee shall discontinue its use of the Database Software and shall deliver the Database Software, including all archival or other copies of the Database Software, to SCT in accordance with the applicable provisions of the Agreement and shall forfeit all rights to use the Database Software in any way;

      (h) Licensee is prohibited from publishing any result of any benchmark tests which compare the Database Software to other database software programs;

      (i) Except as provided for in Section 3(d) of the Agreement, Licensee is prohibited from exporting or permitting the export of all or any part of the Database Software outside the United States of America, in any manner or by any means;

      (j) Licensee acknowledges and agrees that Oracle is a third party beneficiary of this Agreement;

      (k) Licensee acknowledges and understands that the Database Software is not specifically developed or licensed for use in any nuclear, aviation, mass transit or medical application or in any other inherently dangerous application.

    (l) Notwithstanding any other provision, Licensee may allow third parties to access the Oracle Web Application Server Advanced Edition only through remote telecommunications by client computers using Internet networking protocols, provided that: (i) Licensee does not charge such third parties for such access;
(ii) such third parties may only access Oracle Web Application Server Advanced Edition for the sole purpose of viewing, querying or adding data to Licensee's database, so long as such access is in accordance with the other terms of the Agreement; and (iii) Licensee shall indemnify SCT and Oracle for any damages from any such third party's access to Oracle Web Application Server.

    (m) Licensee may only access the Oracle Web Application Server Advanced Edition through remote telecommunications by client computers via Internet networking protocols.

SCT

                                                    TECHNICAL CURRENCY AGREEMENT
SCT SOFTWARE & RESOURCE
 MANAGEMENT CORPORATION
4 Country View Road
Malvern, Pennsylvania 19355
FAX Number (610) 640-5181
("SCT")

and

AMERICAN EDUCATION CORPORATION
20 South Clark Street
Chicago, Illinois 60603
FAX Number (312) 201-1907
("Licensee" ), for and on behalf of itself and the Institutions

THIS AGREEMENT is made between SCT and Licensee on the Commencement Date of March 31, 1998.

SCT and Licensee have entered into a Software License and Services Agreement with an Effective Date of March 31, 1998 (the "License Agreement") for the Licensed Software. Licensee desires that SCT provide Maintenance and Enhancements for and new releases of the Baseline Licensed Software identified in Exhibit I on the terms a conditions contained in this Agreement. Accordingly, the parties agree as follows:

1.   Incorporation By Reference.  Sections I (Definitions), 8 (Confidential
     --------------------------              -------------    -------------
information) and 11 through 15, inclusive (Notices, Force Majeure, Assignment,
-----------                               --------  -------------  ----------
No Waiver and Choice of Law; Severability, respectively) of the License
---------     -------------  ------------

Agreement are incorporated into this Agreement by this reference as fully as if written out below. If any provision incorporated by reference from the License Agreement conflicts with any provision of this Agreement, the provision of this Agreement will control.

2.   Additional Definitions.
     ----------------------

     (a)  "Commencement Date" means the date identified above in this Agreement
          -------------
as the Commencement Date.

     (b)  "Contract Year" means, with respect to each Baseline Component System,
          ---------------
each one (1) year period beginning and ending on the dates provided for in
Exhibit I for such Baseline Component System.

     (c)  "Enhancements" means general release (as opposed to custom) changes to
          --------------
a Baseline Component System which increase the functionality of the Baseline Component System.

     (d)  "Expiration Date" means, with respect to each Baseline Component
          -----------------
System, the date upon which the initial term of this Agreement ends for such Baseline Component System as provided for in Exhibit 1.

     (e)  "Improvements" means, collectively, Maintenance, Enhancements and New
          --------------
Releases provided under this Agreement.

     (f)  "Maintenance" means using reasonable effort to provide Licensee with
          -------------
avoidance procedures for corrections of Documented Defects.

     (g)  "New Releases" means new editions of Baseline Component System.
          --------------

     (h)  "Partial Year" means, for each Baseline Component System, the period
           -------------
between the Commencement Date and the first day of the initial Contract Year for that Baseline Component System.

3.   Services.
     --------

     (a) Types of Services.  During the term of this Agreement, SCT will provide
         -----------------
Licensee with Maintenance for, Enhancements of, and New Releases of each Baseline Component System identified in Exhibit 1. Without limiting the foregoing, as part of Maintenance, SCT will provide Licensee with telephone hot-line support during regular SCT (US Eastern Time) business hours (as of Commencement Date, 8:00 AM to 8:00 PM Monday through Friday, inclusive, excluding US-observed holiday and subject to revision) and Licensee will be entitled place calls to SCT for and to receive telephone assistance from SCT on functional and technical issues and/or report support issues.

     (b) Limitations.  All Improvements will be part of the applicable Baseline
         -----------
Component System and will be subject to all of the terms and conditions of the License Agreement and this Agreement. SCT's obligation to provide Licensee With Improvements for Baseline Component Systems owned by parties other than SCT is limited to providing Licensee with the Improvements that the applicable third party owner provides to SCT for that Baseline Component System. Licensee must provide SCT with such facilities, equipment and support as are reasonably necessary for SCT to perform its obligations under this Agreement, including remote access to the Equipment.

     4.     Payment and Taxes.
            ------------------

     (a)  Technical Currency Fees.  For the Improvements for each Baseline
          -----------------------
Component System, Licensee will pay SCT: (i) the amount provided for in Exhibit I as the Partial Year payment (if applicable) on the payment date provided for in Exhibit 1; and (ii) the amount provided for in Exhibit I as the "Payment Amount" for the first Contract Year; and (iii) for each Contract Year subsequent to the initial Contract Year, an amount invoiced by SCT, which amount will not increase by more than the "Annual Escalation Not to Exceed Percentage" provided for in Exhibit I the fee that Licensee was obligated to pay to SCT for Improvements for the applicable Baseline Component System in the immediately preceding Contract Year for that Baseline Component System. Fees for Improvements for a Baseline Component System are due on the first day of last month of the Contract Year for that Baseline Component System.

     (b)  Additional Costs.  Licensee will also reimburse SCT for actual travel
          ----------------
and living expenses that SCT incurs in providing Licensee with Improvements under this Agreement, with reimbursement to be on an as-incurred basis. SCT will use reasonable efforts to limit travel and living expenses by using coach air fare, booked in advance when available, staying at hotels identified in advance by Licensee as offering Licensee's contractors a discounted rate, and sharing rental cars. Licensee will also reimburse SCT for all charges incurred in connection with accessing Equipment. Reimbursement is subject to any statutory reimbursement limitations imposed on Licensee contractors, and Licensee will provide SCT with a copy of such limitations before SCT incurs expenses:,

     (c)  Taxes.  Licensee is responsible for paying all taxes (except for taxes
          -----
based on SCT's net income or capital stock) relating to this Agreement, the Improvements, any services provided or payments made under this Agreement. Applicable tax amounts (if any) are NOT included in the fees set forth in this Agreement. If Licensee exempt from the payment of any such taxes, Licensee must provide SCT with a valid tax exemption certification otherwise, absent proof of Licensee's direct payment such tax amounts to the applicable taxing authority, SCT will invoice Licensee for and Licensee will pay to SCT such tax amounts.

     (d)  Late Charges.  Licensee will pay each SCT invoice by no later than
          ------------
thirty (30) days after receipt. Late payments are subject to a late charge equal to the lesser of: (i) the prime lending rate established from time to time Mellon Bank, N.A., Philadelphia, Pennsylvania, plus three percent (31%); or (ii) the highest rate permitted applicable law.

5.   Term.  As it applies to each Baseline Component System, the term of this
     ----
Agreement is for the period beginning on the Commencement Date and continuing until the Expiration Date for that Baseline Component

System or the Agreement has otherwise expired or terminated as it relates to a particular Baseline Component System under the terms of this Agreement.

6.  Disclaimer of Warranties.  Licensee agrees a understands that SCT MAKES NO
    ------------------------
WARRANTIES WHATSOEVER, EXPRESSED OR IMPLIED, WITH REGARD TO ANY IMPROVEMENTS AND/OR AN OTHER MATTER RELATING TO THIS AGREEMENT, AND THAT SCT EXPLICITLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. FURTHER, SCT EXPRESSLY DOES NOT WARRANT THAT A COMPONENT SYSTEM OR ANY IMPROVEMENTS WILL BE USABLE BY LICENSEE IF THE COMPONENT SYSTEM HAS BEEN MODIFIED BY ANYONE OTHER THAN SCT, OR WILL BE ERROR FREE, WILL OPERATE WITHOUT INTERRUPTION OR WILL BE COMPATIBLE WITH ANY HARDWARE OR SOFTWARE OTHER THAN THE EQUIPMENT.

7.  Termination.  A party has the right to terminate this Agreement if the other
    -----------
party breaches a material provision of this Agreement. Either party has the right to terminate this Agreement at any time while an event or condition giving rise to the right of termination exists. To terminate this Agreement, the party seeking termination must give the other party notice that describes the event or condition termination in reasonable detail. From the date of its receipt of that notice, the other party will have thirty (30) days to cure the breach to the reasonable satisfaction of the party desiring termination. If the event or condition giving rise to the right of termination is not cured within that period, this Agreement will automatically be deemed terminated at the end of that period. However, notice to SCT of a suspected Documented Defect will not constitute a notice of termination of this Agreement. Termination of this Agreement will be without prejudice to the terminating party's other rights and remedies pursuant to this Agreement.

8.  LIMITATIONS OF LIABILITY.
    ------------------------

    (A) LIMITED LIABILITY OF SCT.  SCT'S LIABILITY IN CONNECTION WITH THE
        ------------------------
IMPROVEMENTS OR ANY OTHER MATTER RELATING TO THIS AGREEMENT WILL NOT EXCEED THE FEES THAT LICENSEE ACTUALLY PAID TO SCT FOR THE IMPROVEMENTS FOR THE YEAR THAT SUCH LIABILITY ARISES.

    (B) EXCLUSION OF DAMAGES.  REGARDLESS OF WHETHER ANY REMEDY SET FORTH
        --------------------
HEREIN FAILS OF ITS ESSENTIAL PURPOSE OR OTHERWISE, IN NO EVENT WILL SCT BE LIABLE TO LICENSEE FOR ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH 0F CONTRACT, TORT (INCLUDING NEGLIGENCE PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT SCT HAS BEEN ADVISED 0F THE POSSIBILITY OF SUCH DAMAGE.

    (C) BASIS OF THE BARGAIN.  LICENSEE ACKNOWLEDGES THAT SCT HAS SET ITS FEE
        --------------------
AND ENTERED INTO THIS AGREEMENT IN RELIANCE UPON THE LIMITATIONS 0F LIABILITY AND THE DISCLAIMERS 0F WARRANTIES AND DAMAGES SET FORTH IN THIS AGREEMENT, AND THAT THE SAME FORM AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES.

9.  Entire Agreement.  This Agreement contains the entire understanding of the
    ----------------
parties with respect to its subject matter, and supersedes and extinguishes all prior oral and written communications between the parties about it subject matter. Any purchase order or similar document which may be issued by Licensee in connection with this Agreement does not modify this Agreement. No modification of this Agreement will be effective unless it is in writing, is signed by each party, and expressly provide that it amends this Agreement.

THE PARTIES have executed this Agreement through the signatures of their respective authorized representatives.

          SCT                                   LICENSEE

By:                                      By:    /s/ Michael L. Markovitz
   _____________________________            ---------------------------------
                                                Michael L. Markovitz
                                            ---------------------------------
    (Printed Name of Signatory)                 (Printed Name of Signatory)

Title:                                   Title: Chairman
      __________________________               ------------------------------

        SCT EDUCATION SYSTEMS
         4 COUNTY VIEW ROAD
         MALVERN, PA 19355

SCT
                                                                       EXHIBIT 1

Licensee:   American Education Corporation, for and on behalf of itself and the
            -------------------------------------------------------------------
            Institutions
            -----------

PARTIAL YEAR PAYMENT DUE DATE:        (N/A)
                                      -----
(Indicate "N/A if not applicable)

FIRST ANNUAL CONTRACT YEAR PAYMENT:    April 1, 1999

Annual Escalation Not To Increase By More than: 10% Of Prior Full-Year Annual
-----------------------------------------------------------------------------
Payment.
-------

-------------------------------------------------------------------------------------------
         COMPONENT SYSTEM            CONTRACT YEAR      EXPIRATION DATE   INITIAL PAYMENT
                                      BEGINS/ENDS                             AMOUNT
-------------------------------------------------------------------------------------------
Banner2000 Student                   May 1/April 30     April 30, 2001        $17,655
-------------------------------------------------------------------------------------------
EDI.Smart (one (1) licensed copy)    May 1/April 30     April 30, 2001*       Included
-------------------------------------------------------------------------------------------
Database Software - Limited Use      May 1/April 30     April 30, 2001*       $ 7,091
-------------------------------------------------------------------------------------------
Database Software - Full Use         May 1/April 30     April 30, 2001*       Included
-------------------------------------------------------------------------------------------
TOTAL:                                                                        $24,746
-------------------------------------------------------------------------------------------

*Notwithstanding any other provision of this Agreement, either party may change the Expiration Date relating to this Component System by providing the other party with at least ninety (90) days prior written notice that it desires to change the Expiration Date relating to this Component System (the "Notice of Expiration"), in which case the new Expiration Date relating to this Component System will be the later of. (i) ninety (90) days after the other party receives the Notice of Expiration and (ii the date identified in the Notice of Expiration as the new Expiration Date (the "Amended Expiration Date"). If the Amended Expiration Date is a date other than the last day of a Contract Year, Licensee will pay SCT, by no later than thirty (30) day after the Amended Expiration Date, a prorated portion of the technical currency fee which would have been otherwise due in connection with this Component System for the current Contract Year. The fee will be prorated for the period from the beginning of the current Contract Year through the Amended Expiration Date.



 SCT                                LICENSEE


By:                                 By:    /s/ Michael L. Markovitz
   ____________________________         ------------------------------------
                                           Michael L. Markovitz, Chairman
                                        ------------------------------------
    (Printed Name of Signatory)            (Printed Name of Signatory)

       SCT EDUCATION SYSTEMS
        4 COUNTY VIEW ROAD
        MALVERN, PA 19355